Exhibit 10.1

EXECUTION VERSION

member SUPPORT AGREEMENT

MEMBER SUPPORT AGREEMENT, dated as of July 27, 2021 (this “Agreement”), by and among MCAP Acquisition Corporation, a Delaware corporation (“Parent”), AdTheorent Holding Company, LLC, a Delaware limited liability company (the “Company”), and certain members of the Company whose names appear on the signature pages of this Agreement (each, a “Member” and, collectively, the “Members”).

WHEREAS, Parent, GRNT Merger Sub 1 LLC, a Delaware limited liability company and wholly-owned direct subsidiary of Parent (“Merger Sub 1”), GRNT Merger Sub 2 LLC, a Delaware limited liability company and wholly-owned direct subsidiary of Parent (“Merger Sub 2”), GRNT Merger Sub 3 LLC, a Delaware limited liability company and wholly-owned direct subsidiary of Parent (“Merger Sub 3”), GRNT Merger Sub 4 LLC, a Delaware limited liability company and wholly-owned direct subsidiary of Parent (“Merger Sub 4), H.I.G. Growth – AdTheorent Intermediate, LLC, a Delaware limited liability company (the “Blocker”), H.I.G. Growth – AdTheorent, LLC, a Delaware limited liability company (the “Blocker Member”), and the Company propose to enter into, simultaneously herewith, a business combination agreement in the form provided to the Members (the “BCA”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA), which provides, among other things, that, upon the terms and subject to the conditions thereof, (a) Merger Sub 1 will merge with and into the Blocker, with the Blocker surviving such merger as a wholly-owned subsidiary of Parent (the “First Blocker Merger”), (b) immediately thereafter and pursuant to an integrated plan, the Blocker, as the surviving company of the First Blocker Merger, will merge with and into Merger Sub 2, with Merger Sub 2 surviving such merger as a wholly-owned subsidiary of Parent, (c) immediately thereafter, Merger Sub 3 will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “First Company Merger”), and (d) immediately thereafter and pursuant to an integrated plan, the Company, as the surviving company of the First Company Merger, will merge with and into Merger Sub 4, with Merger Sub 4 surviving such merger as a wholly-owned subsidiary of Parent (the “Second Company Merger” together with the First Company Merger, the “Company Mergers”); and

WHEREAS, as of the date hereof, each Member owns the number of Class A Company Interests set forth opposite such Member’s name on Exhibit A hereto (all such Class A Company Interests and any Class A Company Interests of which ownership is hereafter acquired by the Members prior to the termination of this Agreement being referred to herein as the “Interests”).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.            Agreement to Vote. Each Member, by this Agreement, with respect to its Interests, severally and not jointly, hereby agrees to vote, at any meeting of the Company Members, and in any action by written consent of the Company Members, all of the Interests held by such Member at such time (a) in favor of the approval and adoption of the BCA, the Company Mergers and the other Transactions, and (b) against any action, agreement or transaction or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the BCA or that would reasonably be expected to result in the failure of the Company Mergers or the other Transactions from being consummated. Immediately following the execution and delivery of the BCA by the parties thereto, each Member agrees to execute and deliver to the Company the Company Written Consent which shall, pursuant to, and in accordance with, the BCA, be delivered by the Company to Parent immediately following the execution and delivery of the BCA. Each Member acknowledges receipt and review of a copy of the BCA.

2.            Termination of Agreements.

(a)            Each Member, by this Agreement, with respect to its Interests, severally and not jointly, hereby agrees to terminate, subject to the occurrence of, and effective immediately prior to, the First Company Merger Effective Time, (i) the Company Operating Agreement, and (ii) if applicable to such Member, any rights under any letter agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to the Company Members between such Member and the Company.

(b)            Blocker and Blocker Member shall also each cause H.I.G. Capital, L.L.C. (“H.I.G. Capital”), and the Company shall cause AdTheorent Acquisition Corporation (“AdTheorent Corp.”) and AdTheorent, Inc. (“AdTheorent Inc.”), in each case, subject to the occurrence of, and effective immediately prior to, the First Company Merger Effective Time, to terminate and release all liabilities and obligations under (i) the Professional Services Agreement, dated as of December 22, 2016 (the “PSA”), among AdTheorent Corp., AdTheorent Inc. and H.I.G. Capital and (ii) the Transaction Services Agreement, dated as of December 22, 2016 (the “TSA” and together with the PSA, the “H.I.G. Agreements”), among AdTheorent Corp., AdTheorent Inc. and H.I.G. Capital. For the avoidance of doubt, each such termination and release shall occur after the satisfaction (from cash on the Company’s balance sheet) of the Company’s respective fee obligations as a result of the Transactions pursuant to the terms of the H.I.G. Agreements.

3.            Transfer of Interests. Each Member, severally and not jointly, agrees that it shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Interests or otherwise agree to do any of the foregoing, except for a sale, assignment or transfer pursuant to the BCA or to another Company Member that is a party to this Agreement and bound by the terms and obligations hereof, (b) deposit any Interests into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Interests; provided that the foregoing shall not prohibit the transfer of the Interests by a Member to an affiliate of such Member, but only if such affiliate of Member shall execute this Agreement or a joinder agreeing to become a party to this Agreement.

4.            No Solicitation of Transactions. Each Member, severally and not jointly, agrees not to, directly or indirectly, through any officer, director, representative, agent or otherwise, (a) initiate, solicit, facilitate or encourage (including by way of furnishing non-public information), directly or indirectly, whether publicly or otherwise, any inquiries, offers or proposals with respect to, or the making of, any Company Acquisition Proposal, (b) engage in any negotiations or discussions concerning, or provide access to or furnish non-public information regarding, the Company’s or any Company Subsidiary’s properties, assets, personnel, books or records or any Confidential Information or data to, any person relating to a Company Acquisition Proposal, (c) enter into, engage in or maintain discussions or negotiations with respect to any Company Acquisition Proposal (or inquiries, proposals or offers or other communications that would reasonably be expected to lead to any Company Acquisition Proposal) or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, offers, efforts, discussions or negotiations, (d) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Company Acquisition Proposal, (e) approve, endorse, recommend, execute or enter into any agreement, arrangement or understanding, letter of intent, memorandum of understanding, term sheet, acquisition agreement, merger agreement, business combination agreement, transaction agreement, option agreement, joint venture agreement, partnership agreement or other written arrangement relating to any Company Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Company Acquisition Proposal or (f) resolve or agree to do any of the foregoing actions or otherwise authorize or permit any of its representatives to take any such action. Each Member shall, and shall instruct and cause its representatives and agents to, immediately cease any solicitations, discussions or negotiations with any parties (other than the parties party to the BCA and their respective representatives) in connection with a Company Acquisition Proposal (other than the Transactions) and each Member acknowledges that any action taken by it or any representative of it inconsistent with the restrictions set forth in this Section 4, whether or not such representative is purporting to act on the such Member’s behalf, shall be deemed to constitute a breach of this Section 4 by such Member.

5.            Representations and Warranties. Each Member, severally and not jointly, represents and warrants to Parent as follows:

(a)            The execution, delivery and performance by such Member of this Agreement and the consummation by such Member of the transactions contemplated hereby do not and will not (i) conflict with or violate any United States or non-United States Law applicable to such Member, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any encumbrance on any Interests (other than under this Agreement, the BCA and the agreements contemplated by the BCA, including the other Ancillary Agreements) or (iv) conflict with or result in a breach of or constitute a default under any provision of such Member’s governing documents.

(b)            As of the date of this Agreement, such Member owns exclusively and has good and valid title to the Interests set forth opposite such Member’s name on Exhibit A free and clear of any Lien, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement, (ii) applicable securities Laws and (iii) the Company Operating Agreement, and as of the date of this Agreement, such Member has the sole power (as currently in effect) to vote and right, power and authority to sell, transfer and deliver such Interests, and such Member does not own, directly or indirectly, any other Interests.

(c)            Such Member has the power, authority and capacity to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by such Member.

6.            Termination. This Agreement and the obligations of the Members under this Agreement shall automatically terminate upon the earliest of (a) the First Company Merger Effective Time, (b) the termination of the BCA in accordance with its terms and (c) the mutual agreement of the parties hereto. Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided that nothing in this Section 6 shall relieve any party of liability for any willful material breach of this Agreement occurring prior to termination. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Closing or the termination of this Agreement.

7.            Miscellaneous.

(a)            Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b)            All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or e-mail address for a party as shall be specified in a notice given in accordance with this Section 7(b)):

If to Parent, to it at:

MCAP Acquisition Corporation
311 South Wacker Drive, Suite 6400

Chicago, Illinois 60606

Attention: Peter Gruszka

Email: pgruszka@monroecap.com

with a copy to:

Greenberg Traurig, P.A.
333 SE 2nd Avenue, Suite 4400
Miami, Florida 33131

Email: annexa@gtlaw.com
Attention: Alan I. Annex, Esq.

If to the Company, to it at:

AdTheorent Holding Company, LLC
c/o H.I.G. Capital, L.L.C.
500 Boylston Street, 20th Floor
Boston, MA 02116
Attention: Eric Tencer
Email: etencer@higgrowth.com

with a copy to:

Paul Hastings LLP
71 South Wacker Drive, 45th Floor
Chicago, IL 60606
Attention: Amit Mehta
Email: amitmehta@paulhastings.com

and

Paul Hastings LLP
101 California, 48th Floor
San Francisco, CA 94111
Attention: Steve Camahort
Email: stevecamahort@paulhastings.com

If to a Member, to the address or email address set forth for Member on the signature page hereof.

(c)            If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(d)            This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party hereto without the prior express written consent of the other parties hereto.

(e)            This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and Parent’s permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No Member shall be liable for the breach by any other Member of this Agreement.

(f)            The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled, to the fullest extent permitted by Law, to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(g)            This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed in that State. Any Action arising out of or relating to this Agreement or the transactions contemplated hereby shall, to the fullest extent permitted by applicable Law, be heard and determined exclusively in the Court of Chancery of the State of Delaware; provided, that if jurisdiction is not available in such court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. To the fullest extent permitted by applicable Law, the parties hereto hereby (i) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement or the transactions contemplated hereby brought by any party hereto, and (ii) agree not to commence any such Action except in the courts described above in Delaware, other than any Action in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. To the fullest extent permitted by applicable Law, each of the parties hereto further agrees that notice as provided herein shall constitute sufficient service of process and the parties hereto further waive any argument that such service is insufficient. To the fullest extent permitted by applicable Law, each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (x) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (y) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (z) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement or the transactions contemplated hereby, or the subject matter hereof, may not be enforced in or by such courts.

(h)            This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(i)            At the request of Parent, in the case of any Member, or at the request of the Members, in the case of Parent, and without further consideration, each party shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(j)            This Agreement shall not be effective or binding upon any Member until after such time as the BCA is executed and delivered by the Company, Parent, the Merger Sub Entities, the Blocker and the Blocker Member.

(k)            Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any Action directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of any Action, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the transactions contemplated hereby, as applicable, by, among other things, the mutual waivers and certifications in this Section 7(k).

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MCAP ACQUISITION CORPORATION

By:	/s/ Theodore Koenig
Name:	Theodore Koenig
Title:	Chief Executive Officer

ADTHEORENT HOLDING COMPANY, LLC

By:	/s/ Eric Tencer
Name:	Eric Tencer
Title:	Vice President and Secretary

[Signature page to Member Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

H.I.G. GROWTH – ADTHEORENT INTERMEDIATE, LLC

By:	/s/ Richard Siegel
Name:	Richard Siegel
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

c/o H.I.G. Capital, L.L.C.
500 Boylston Street, 20th Floor
Boston, MA 02116
Attention: Eric Tencer
Email: etencer@higgrowth.com

with a copy to:

Paul Hastings LLP
71 South Wacker Drive, 45th Floor
Chicago, IL 60606
Attention: Amit Mehta
Email: amitmehta@paulhastings.com

and

Paul Hastings LLP
101 California, 48th Floor
San Francisco, CA 94111
Attention: Steve Camahort
Email: stevecamahort@paulhastings.com

[Signature page to Member Support Agreement]

H.I.G. GROWTH – ADTHEORENT, LLC

By:	/s/ Richard Siegel
Name:	Richard Siegel
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

c/o H.I.G. Capital, L.L.C.
500 Boylston Street, 20th Floor
Boston, MA 02116
Attention: Eric Tencer
Email: etencer@higgrowth.com

with a copy to:

Paul Hastings LLP
71 South Wacker Drive, 45th Floor
Chicago, IL 60606
Attention: Amit Mehta
Email: amitmehta@paulhastings.com

and

Paul Hastings LLP
101 California, 48th Floor
San Francisco, CA 94111
Attention: Steve Camahort
Email: stevecamahort@paulhastings.com

[Signature page to Member Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MONROE CAPITAL CORPORATION

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

Monroe Capital Corporation c/o Monroe
Capital Management Advisors, LLC
311 South Wacker Drive, Suite 6400
Chicago, IL 60606
Attention: Peter Gruszka
Email: legal@monroecap.com

MONROE CAPITAL PRIVATE CREDIT FUND II LP

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

Monroe Capital Corporation c/o Monroe
Capital Management Advisors, LLC
311 South Wacker Drive, Suite 6400
Chicago, IL 60606
Attention: Peter Gruszka
E-mail: legal@monroecap.com

MONROE CAPITAL PRIVATE CREDIT FUND II (UNLEVERAGED) LP

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

Monroe Capital Corporation c/o Monroe
Capital Management Advisors, LLC
311 South Wacker Drive, Suite 6400
Chicago, IL 60606
Attention: Peter Gruszka
Email: legal@monroecap.com

MONROE PRIVATE CREDIT FUND A LP

By:	/s/ Theodore Koenig
Name:	Theodore Koenig
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

Monroe Capital Corporation c/o Monroe
Capital Management Advisors, LLC
311 South Wacker Drive, Suite 6400
Chicago, IL 60606
Attention: Peter Gruszka
Email: legal@monroecap.com

MONROE CAPITAL PRIVATE CREDIT FUND I LP

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

Monroe Capital Corporation c/o Monroe
Capital Management Advisors, LLC
311 South Wacker Drive, Suite 6400
Chicago, IL 60606
Attention: Peter Gruszka
Email: legal@monroecap.com

MONROE CAPITAL PARTNERS FUND LP

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	Authorized Signatory

Address and email address for purposes of Section 7(b):

Monroe Capital Corporation c/o Monroe
Capital Management Advisors, LLC
311 South Wacker Drive, Suite 6400
Chicago, IL 60606
Attention: Peter Gruszka
Email: legal@monroecap.com

EXHIBIT A